                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 22, 2006

                                 TeamStaff, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)
                         COMMISSION FILE NUMBER: 0-18492
                                                --------

           New Jersey                                   22-1899798
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                                300 Atrium Drive
                               Somerset, NJ 08873
              (Address and zip code of principal executive offices)
                                 (732) 748-1700
              (Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

TeamStaff, Inc. announced today that it relocated its corporate headquarters to
Atlanta, Georgia. A copy of the press release announcing the move released on
June 22, 2006 is attached as an Exhibit to this filing.

Item 9.01 Financial Statements and Exhibits

  (a) Financial Statements of Businesses Acquired.

None.

  (b) Pro Forma Financial Information

None.

  (c) Exhibits

 99.1 Press Release dated as of June 22, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       TeamStaff, Inc.

                                       By: /s/ James D. Houston
                                           --------------------
                                       Name: James D. Houston
                                       Title: Vice President of Business and
                                       Legal Affairs/General Counsel
                                       Date: June 22, 2006